Exhibit 10.3

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00273 Contractor Change Number: SC0150

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: February 6, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q4-2025
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q4-2025 are:

•WIRE AND CABLE (COPPER)
•CONSTRUCTION FUEL

CHANGE

1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
•Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 - Contract Price Adjustment Calculation

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$696,017,545
3)	The Contract Price prior to this Change Order was	$9,354,297,545
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$686,665
7)	The new Contract Price including this Change Order will be	$9,354,984,210

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00273_SC0150 will be incorporated in Change Order EC00282_SC0149 to be executed in 1Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00273_SC0150 will be incorporated in Change Order EC00282_SC0149 to be executed in 1Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change: Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

February 6, 2026	February 6, 2026
Date of Signing	Date of Signing

CHANGE ORDER

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00258 Contractor Change Number: SC0145
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: February 20, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: INLET FACILITIES AND MIXING HEADER PERIMETER SECURITY LIGHTING
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:

Scope of Work does not include installation of perimeter security lighting for area as shown in Attachment 1 to this Change Order.

CHANGE:

Security Lighting – Contractor shall perform all Work necessary to engineer, procure, and install the security lighting around the perimeter of the inlet facilities and mixing header area as more specifically identified in Attachment 1 (Unit Plot Plan Marine Off Loading Facility (MOF) Red-Line Mark-Up) in accordance with the Electrical Design Basis (26251-100-3DR-E12F-00001 /RG-BL-000-ELE-BOD-00001), including but not limited to the following:

•Installation of light poles, light fixtures, and related lighting controls, hardware, and accessories.
•Installation of power feeder cables and raceways for the Inlet Facilities and mixing header area perimeter security lighting.
•Installation of all civil, structural, and architectural (“CSA”) related Scope of Work (i.e. light pole foundations).
•Installation of any required lighting distribution panels and/or transformers.
•Installation of green-colored lighting for the Inlet Facilities and mixing header area (11.2, Normal Lighting, of the Agreement).

Egress lighting is excluded from this Change Order.

If the scope performed under this Change Order cannot be completed prior to Substantial Completion, Owner and Contractor shall mutually align, acting reasonably and in good faith, to identify the remaining scope items that can be completed as Punchlist items post Substantial Completion. Such alignment shall not be unreasonably withheld, conditioned, or delayed.

Attachment to support Change Order:
Attachment 1 – Unit Plot Plan Marine Off Loading Facility (MOF) Red-Line Mark-Up.

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$696,704,210
3)	The Contract Price prior to this Change Order was	$9,354,984,210
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$2,151,600
7)	The new Contract Price including this Change Order will be	$9,357,135,810
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days after NTP.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00258_SC0145 will be incorporated into Change Order EC00282_SC0149 to be executed in Q1-2026.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00258_SC0145 will be incorporated into Change Order EC00282_SC0149 to be executed in Q1-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 1.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

Select either A or B:

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to exceptions herein. Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

February 20, 2026	February 20, 2026
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00235 Contractor Change Number: SC0142
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: March 10, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: LP-HP FUEL GAS SYSTEM MODIFICATIONS - INSTALLATION

BACKGROUND:

Owner previously executed Change Order EC00192_SC0113 for HP Fuel Gas Heaters (1E-5201, and 2E-5201) in Trains 1 and 2. Under this Change Order, the Contractor is responsible for engineering, specifying, procuring, and delivering to site a Fuel Gas Heater for each train.

Additionally, Owner previously executed EC00190_SC0111 for HP Fuel Gas Mixing Drums (1V-5204, and 2V-5204) in Trains 1 and 2. Under such Change Order EC00190_SC0111, the Contractor is responsible for all work required to engineer and specify (including mechanical and process data sheets), procure (including material requisition, purchasing, vendor print review, and resolution of technical queries), and deliver an HP Fuel Gas Mixing Drum based on two high N₂ feed gas scenarios: (a) End Flash Gas (“EFG”) system implemented, with flash gas routed to Boil-off Gas (“BOG”) Compressors and the HP fuel gas system; and (b) EFG not implemented, with rundown and flash in LNG tanks to BOG Compressors and degraded LNG production.

This Change Order EC00235_SC0142 includes installation scope and remaining procurement not included in Change Order EC00192_SC0113 and Change Order EC00190_SC0111 for the following:
1.Installation of new HP Fuel Gas Mixing Drums (1V-5204 and 2V-5204)
2.Installation of new HP Fuel Gas Heaters (1E-5201 and 2E-5201)

CHANGE:

Contractor shall procure the remaining equipment and materials and install HP Fuel Gas Mixing Drums (procured under Change Order EC00190_SC0111), HP Fuel Gas Heaters (procured under Change Order EC00192_SC0113) and incorporate the LP-HP Fuel Gas System Modifications (as originally described in Change Order EC00192_SC0113) into the Facility. This scope includes upsize of PSV-520005A/B and associated piping, and also includes meeting the updated design requirements for the fuel gas system as indicated in the below marked-up Utility Design Basis – Unit 52 – Fuel Gas (26251-100-3DR-V04-52001 / RG-BL-052-PRO-DES-00001):

[***]

This Change Order does not change the basis of design for the feed gas composition for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

The Work implemented under this Change Order will result in a reduction to certain margins within the existing Train design. This includes, but is not limited to a) reduction in instrument air system margins due to addition of instrument air users, and b) spare capacity of the electrical and control systems such as spare I/O. This Change Order excludes changes to restore margins eroded by this change. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, should it be determined, in Contractor’s reasonable opinion, that the cumulative impact of Change Orders result in a material reduction of those margins, then Owner and Contractor shall mutually determine to execute either a technical deviation for such reduction in margin or a separate Change Order to restore such margins.

Contractor specifically excludes any Warranties or guarantees that implementation of the fuel gas system updates into the Facility as described in the Change section above will have the outcome that Owner intends with respect to enabling the combustion of higher nitrogen fuels, or mitigating risk of future changes to the fuel gas system.

This Change Order does not include any re-rating by Baker Hughes and/or the Licensors; if any assessments are subsequently required by Owner those shall be subject to a separate Change Order.

Notwithstanding the requirements of section 6.2A, 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Attachments supporting this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$698,855,810
3)	The Contract Price prior to this Change Order was	$9,357,135,810
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$29,119,000
7)	The new Contract Price including this Change Order will be	$9,386,254,810
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00235_SC0142 will be incorporated in Change Order EC00282 _SC0149 to be executed in 1Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00235_SC0142 will be incorporated in Change Order EC00282_SC0149 to be executed in 1Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A

Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 1.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to exceptions herein: Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

March 10, 2026	March 10, 2026
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00282 Contractor Change Number: SC0149

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: March 17, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C – UPDATE FOR Q1 2026 CHANGE ORDERS

BACKGROUND

Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C. The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00282_SC0149.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

[***]

CHANGE

The EPC Agreement between the Parties listed above is changed as follows:

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$727,974,810
3)	The Contract Price prior to this Change Order was	$9,386,254,810
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$9,386,254,810
Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

March 17, 2026	March 17, 2026
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00287 Contractor Change Number: SC0156
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: March 25, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: SULPHUR EMISSIONS – BASIS OF DESIGN MODIFICATIONS
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:

The basis for the sulphur (SO2) emissions per the TCEQ Air Permit No. 140792 (dated November 13, 2020) (“2020 TCEQ Permit”) differs from that in the Agreement’s Attachment A, Schedule A-2 (Basis of Design). Owner and Contractor have aligned on the SO2 emissions’ calculation via RFI No. 26251-100-GRI-GAM-00061 /RG-BL-NTD-PEM-RFI-00108.

CHANGE: Attachment A, Schedule A-2 (Basis of Design), section 8.2 (Acid Gas Removal (Unit 11)) shall be modified per the red-line mark-up as provided in Attachment 1 to this Change Order.

Attachments supporting this Change Order:
•Attachment 1 – Attachment A, Schedule A-2, Section 8.2 (Acid Gas Removal (Unit 11)) – Redline mark-up

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$727,974,810
3)	The Contract Price prior to this Change Order was	$9,386,254,810
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$9,386,254,810
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A
Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A

Impact on Basis of Design: Yes, refer to Schedule A-2, section 8.2 as redlined in Attachment 1 hereto.

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change: Initials: SFO Contractor ATOwner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

March 25, 2026	March 25, 2026
Date of Signing	Date of Signing